                                                                     Exhibit 4.2

                    Form of Class B Common Stock Certificate


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


NUMBER                                                                 SHARES

                           WESCO International, Inc.

                              CLASS B COMMON STOCK          SEE REVERSE SIDE FOR
                              PAR VALUE $.01 EACH            CERTAIN DEFINITIONS


 THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR
     OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS



This is to Certify that ________________________________________ is the owner of

_______________________________________________________________________________

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

                           WESCO International, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated: June 5, 1998


      Jeffery B. Kramp                                       Roy W. Haley
------------------------------                          ------------------------
    SECRETARY/TREASURER                                        PRESIDENT
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


 TEN COM   --as tenants in common                  UNIF GIFT MIN ACT --...........Custodian...........
 TEN ENT   --as tenants by the entireties                                (Cust)               (Minor)
 JT TEN    --as joint tenants with right of                             under Uniform Gifts to Minors
             survivorship and not as tenants                            Act...........................
             in common                                                          (State)


           Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ___ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________



_____________________________________________________________________________


_____________________________________________________________________________
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

_____________________________________________________________________________


_____________________________________________________________________________


______________________________________________________________________SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

______________________________________________________________________ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

     DATED_______________ 19_________

          IN PRESENCE OF
                                              ________________________________

__________________________________


         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS SET FORTH IN THE AMENDED AND RESTATED REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF JUNE 5, 1998, AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i)(A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND
(ii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.